Exhibit 10.2

                             TRANSLATION GROUP, INC.

                             SUBSCRIPTION AGREEMENT

1. SUBSCRIPTION:

     (a) The undersigned subscribes for _______ shares of Common Stock of Translation Group, Inc., at $0.02 per share.

     (b) Total subscription price ($0.02 multiplied by the number of shares): = $_____________.

2. SUBSCRIBER INFORMATION:

   __________________________________        __________________________________
   Name (type or print)                      Social Security or similar taxpayer
                                             identification number

   __________________________________        __________________________________
   Name (type or print)                      Social Security or similar taxpayer
                                             identification number
   Mailing Address:

   Street _______________________________________________________

   City ______________    State (or similar jurisdiction) ____

   Zip (or similar mail) code ______

3. TYPE OF OWNERSHIP: (You must check one box)

   a. [  ] Individual                 f. [  ] Joint Tenants with Rights of
                                              Survivorship

   b. [  ] Tenants in Common          g. [  ] Custodian for ____________________

   c. [  ] Community Property         h. [  ] Uniform Gifts to Minors Act of the
                                              State of
                                              __________________________________

   d. [  ] Partnership                i. [  ] Corporation ______________________

   e. [  ] Trust                      j. [  ] Other (explain) __________________

4. RECEIPT OF DISCLUSRE DOCUMENT:

     By executing this Subscription Agreement, the undersigned acknowledges receipt of the Company's Prospectus dated ______________ (the "Prospectus"), as supplemented to the date of this Subscription Agreement, in which the terms and conditions of the offering of Common Stock of Translation Group, Inc. and the risks associated therewith are described.

5. TERMINATION OF THE OFFERING:

     The undersigned understands and agrees that Translation Group, Inc. may terminate the offering at any time and for any reason. If the offering is so terminated and Translation Group, Inc. hold funds of the undersigned for a subscription that has not been accepted by an authorized representative of Translation Group, Inc., together with the unaccepted Subscription Agreement, then, in that event, those funds so held shall be returned to the undersigned without any interest earned thereon.

6. REPRESENTATION AND WARRANTS OF SUBSCRIBER:

     By executing this Subscription Agreement, the undersigned represents and warrants to the Company that:

     (a) The undersigned is purchasing the Common Stock for the undersigned's own account or is purchasing the Common Stock for the account or benefit of a member or members of the undersigned's immediate family or in a fiduciary capacity for the account of another person or entity and not purchasing as an agent for another person or entity. Furthermore, if the undersigned is purchasing for the account of another person or entity, the undersigned has full and complete authority to execute this Subscription Agreement in such capacity and on behalf of such person or entity.

     (b) The undersigned is 18 years of age or older ( You must check box) [ ] Yes [ ] No

7. TERMINATION OF THE OFFERING:

     The undersigned hereby confirms the undersigned's understanding that Translation Group, Inc. has the full right to accept or reject this subscription; provided, however, that Translation Group, Inc. must accept or reject this subscription no later than the date of termination of the offering set forth in the Prospectus.

Please make a copy of your completed Subscription Agreement

Signature:

Executed this _____ day of _______________________, 20___ at,


________________________________________________________________________________
Address

________________________________________________________________________________
City State (or similar jurisdiction) Zip (or similar mail) code


X____________________________________       X __________________________________
 Signature                                    Signature

MAKE CHECK PAYABLE TO "TRANSLATION GROUP, INC."

SEND SUBSCRIPTION AGREEMENT AND CHECK TO:

Translation Group, Inc.
311 S Division Street
Carson City, Nevada 89703
Accepted for Translation Group, Inc.


By:______________________________
   Kamilya Kucherova,
   Chief Executive Officer